UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
         Date of Report (Date of earliest event reported) July 21, 2004
                                                          -------------

                          NEW ENGLAND BANCSHARES, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

         United States                   0-49711                 04-3693643
         -------------                  ---------                ----------
(State or other jurisdiction of        (Commission           (IRS Employer
incorporation or organization)         File Number)          Identification No.)

                  660 Enfield Street, Enfield, Conncticut 06082
                  ---------------------------------------------
                    (Address of principal executive offices)

                                 (860) 253-5200
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)














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Item 7.  Financial Statements and Exhibits
         ---------------------------------

     Exhibit 99.1 Press Release Dated July 21, 2004

Item 12. Results of Operations and Financial Condition
         ---------------------------------------------

     On July 21, 2004, New England Bancshares, Inc. announced its financial results for the quarter ended June 30, 2004. The press release announcing financial results for the quarter ended June 30, 2004 is filed as Exhibit 99.1 and incorporated herein by reference.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: July 21, 2004               By: /s/ Scott D. Nogles
                                       -----------------------------------------
                                       Scott D. Nogles
                                       Senior Vice President and Chief Financial
                                       Officer